UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2008

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-22752	88-0218876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Pilot Road

Las Vegas, Nevada 89119

(Address of Principal Executive Offices)

(702) 896-3890

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective October 29, 2008, Thomas M. Galanty and the Company agreed to terms regarding Mr. Galanty’s separation from the position of Executive Vice President of Global Technology, Marketing and Operations with Progressive Gaming International Corporation (the “Company”), as described in a Form 8-K the Company filed with the Securities and Exchange Commission on October 2, 2008. The Company and Mr. Galanty entered into a Severance Agreement and Release of All Claims, dated October 27, 2008, by and between the Company and Mr. Galanty, a copy of which is attached hereto as Exhibit 99.1 (the “Galanty Severance Agreement”). Pursuant to the terms of the Galanty Severance Agreement, Mr. Galanty is entitled to, among other things, severance equal to twenty four months of his base salary, payable over a twenty four month period in accordance with the Company’s normal payroll schedule.

As described in a Form 8-K the Company filed with the Securities and Exchange Commission on September 30, 2008, Russell H. McMeekin was terminated from the position of President and Chief Executive Officer of the Company. The Company and Mr. McMeekin entered into a Severance Agreement and Release of All Claims dated November 4, 2008 by and between the Company and Mr. McMeekin, a copy of which is attached hereto as Exhibit 99.2 (the “McMeekin Severance Agreement”). Pursuant to the terms of the McMeekin Severance Agreement, Mr. McMeekin is entitled to, among other things, severance equal to twenty four months of his base salary, payable over a twenty four month period in accordance with the Company’s normal payroll schedule. The McMeekin Severance Agreement also changed the effective date of Mr. McMeekin’s termination from October 24, 2008 to November 24, 2008.

Item 5.02.	Departure of Directors or Principal Officers.

As described in Item 1.01 above, Russell H. McMeekin was terminated from the position of President and Chief Executive Officer of the Company, as described in a Form 8-K the Company filed with the Securities and Exchange Commission on September 30, 2008. Effective November 4, 2008, Mr. McMeekin also resigned as a member of the Company’s Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Severance Agreement and Release of All Claims dated October 27, 2008 by and between the Company and Mr. Galanty.

99.2	Severance Agreement and Release of All Claims dated November 4, 2008 by and between the Company and Mr. McMeekin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation

Date: November 6, 2008	By:	/s/ HEATHER A. ROLLO
Heather A. Rollo Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Severance Agreement and Release of All Claims dated October 27, 2008 by and between the Company and Mr. Galanty.

99.2	Severance Agreement and Release of All Claims dated November 4, 2008 by and between the Company and Mr. McMeekin.